                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                   Form 8-K/A

                                 Amendment No. 1

                                 Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) December 27, 1997

                              CN Biosciences, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       000-21281              33-0509785
       --------                       ---------              ----------
       (State or other                (Commission            (IRS Employer
       jurisdiction of                File Number)           Identification No.)
       incorporation)


                 10394 Pacific Center Court, San Diego, CA 92121
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's Telephone Number, including area code: (619) 450-5500



                                       N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

      Item 2. Acquisition or Disposition of Assets.

      Effective as of December 27, 1997, CN Biosciences, Inc. (the "Registrant") acquired all of the outstanding capital stock of Pel-Freez, Inc., an Arkansas corporation ("Pel-Freez"), and all of the outstanding capital stock of Pel-Freez's subsidiary Novagen, Inc., an Arkansas corporation ("Novagen"), pursuant to a Stock Purchase Agreement, dated as of November 25, 1997, by and among the Registrant, as Buyer, David W. Dubbell, Dennis Almond, Corrine Fetherston, Lisa Johnson, Robert Mierendorf, Warren Kroeker, Barbara Morris, Robert Novy and Tom Van Oosbree, as Sellers, and Pel-Freez for $10,500,000 cash. On January 2, 1998, the Registrant paid the purchase price from cash on hand. The purchase price was determined through arm's length negotiation between the Registrant and the Sellers. Subsequent to the closing of the acquisition of Pel-Freez and Novagen by the Registrant, Pel-Freez's Articles of Incorporation were amended to change its name to Novagen Holdings, Inc.

      Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            The required financial statements will be filed by amendment to this Current Report on Form 8-K within the time period specified by Item 7(a)(4).

      (b)   Pro forma financial information.

            The required pro-forma financial information will be filed by amendment to this Current Report on Form 8-K within the time period specified by Item 7(a)(4).

      (c)   Exhibits.


      Exhibit No.    Description
      -----------    -----------

      2(b) Stock Purchase Agreement, dated as of November 25, 1997, by and among CN Biosciences, Inc., as Buyer, David W. Dubbell, Dennis Almond, Corrine Fetherston, Lisa Johnson, Robert Mierendorf, Warren Kroeker, Barbara Morris, Robert Novy and Tom Van Oosbree, as Sellers, and Pel-Freez, Inc.

                               SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CN Biosciences, Inc.


                                    By:  /s/ James G. Stewart
                                         ------------------------
                                          James G. Stewart
                                          Chief Financial Officer, Vice
                                          President-Administration and
                                          Secretary

      Dated:  February 3, 1998

                             EXHIBIT INDEX


      Exhibit No.    Description
      -----------    -----------

      2(b) Stock Purchase Agreement, dated as of November 25, 1997, by and among CN Biosciences, Inc., as Buyer, David W. Dubbell, Dennis Almond, Corrine Fetherston, Lisa Johnson, Robert Mierendorf, Warren Kroeker, Barbara Morris, Robert Novy and Tom Van Oosbree, as Sellers, and Pel-Freez, Inc.